UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2017

IRONCLAD ENCRYPTION CORPORATION

(Exact name of registrant as specified in its charter)

Commission file number:   000-53662

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 South Post Oak Lane, Suite 1700 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(888) 362-7972

(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 17, 2017, the Board of Directors (the “Board”) of IronClad Encryption Corporation (the “Company”) approved the Amended and Restated IronClad Encryption Corporation 2017 Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”), which includes certain administrative changes relating to the change in the Company’s state of incorporation described below.

The foregoing description of the Amended and Restated Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Equity Incentive Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 25, 2017, the Board and the holders of more than a majority of the outstanding voting interests of the Company approved the Company’s amendment and restatement of its Articles of Incorporation to be filed in Nevada (the “Nevada Amended and Restated Articles of Incorporation”) on October 13, 2017. This amendment and restatement reflects certain administrative changes that were intended to be included in the original Articles of Incorporation of the Company filed in Nevada.

In addition, effective as of October 16, 2017, the Company changed its state of incorporation from the State of Nevada to the State of Delaware (the “Conversion”). The Conversion was accomplished by the filing of (a) Articles of Conversion with the Secretary of State of the State of Nevada (the “Nevada Articles of Conversion”), (b) a Certificate of Conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion) and (c) a Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Delaware Certificate of Incorporation”). The holders of more than a majority of the outstanding voting interests of the Company approved the Conversion on September 25, 2017, through a written consent in lieu of meeting. The Company also adopted bylaws (the “Delaware Bylaws”) following the Conversion.

Although the Delaware Certificate of Incorporation and the Delaware Bylaws contain many similar provisions to the Nevada Amended and Restated Articles of Incorporation and Nevada bylaws (the “Nevada Bylaws”), they also include certain provisions that are different from the provisions contained in the Nevada Amended and Restated Articles of Incorporation and Nevada Bylaws, including provisions relating to preemptive rights and the indemnification of officers, directors, employees and other agents.

The foregoing descriptions of the Nevada Amended and Restated Articles of Incorporation, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation, and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Nevada Articles of Incorporation, the Nevada Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

The purpose of the disclosure in this Item 8.01 is to provide a description of the Class A common stock of the Company. This description is being provided for purposes of U.S. Securities and Exchange Commission (the “SEC”) forms that require a description of, or an incorporation by reference to a description of, securities covered by a registration statement filed under the Securities Exchange Act of 1934.

Description of Class A Common Stock

Authorized Shares: The Company is authorized to issue 150,000,000 shares of Class A common stock, par value $0.001 per share.

Voting Rights: The holders of Class A common stock shall at all times vote as one class, with each holder of record entitled to one vote for each share held. A holder of shares of Class A common stock shall not be entitled as a matter of right to cumulate its votes.

Dividend Rights: Each issued and outstanding share of Class A common stock shall entitle the holder thereof to receive dividends (whether payable in cash, stock or otherwise), when, as and if declared by the Board out of funds legally available therefore.

Liquidation, Dissolution or Winding Up: In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, each issued and outstanding share of Class A common stock shall entitle the holder of record thereof to receive ratably and equally all of the assets and funds of the Company available for distribution to its stockholders, whether from capital or surplus.

Preemptive Rights: Holders of Class A common stock shall not be entitled as a matter of right to preemptive rights to acquire additional shares of capital stock of the Company.

Limitation of Class A Common Stock Holders’ Rights: The Board has the authority, without action by the stockholders of the Company, to designate and issue preferred stock and to designate the rights, preferences and privileges of each series of preferred stock, which may be greater than the rights attached to the Class A common stock. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of Class A common stock until the Board determines the specific rights attached to that preferred stock. The effects of issuing preferred stock could include one or more of the following:

•	restricting dividends of the Class A common stock;

•	diluting the voting power of the Class A common stock;

•	impairing the liquidation rights of the Class A common stock; or

•	delaying or preventing a change of control of our company.

The foregoing description is a summary of the terms of the Company’s Class A common stock and is qualified in its entirety by the provisions of the Company’s Delaware Certificate of Incorporation and Delaware Bylaws, copies of which are filed as Exhibit 3.4 and Exhibit 3.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1*	Amended and Restated Articles of Incorporation of Ironclad Encryption Corporation, dated October 13, 2017

3.2*	Articles of Conversion, dated October 16, 2017

3.3*	Certificate of Conversion, dated October 16, 2017

3.4*	Certificate of Incorporation of IronClad Encryption Corporation, dated October 16, 2017

3.5*	Bylaws of IronClad Encryption Corporation, dated October 16, 2017

10.1*	Amended and Restated IronClad Encryption Corporation 2017 Equity Incentive Plan, dated October 17, 2017

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

IRONCLAD ENCRYPTION CORPORATION

Date: October 17, 2017

By:	/s/ James D. McGraw
James D. McGraw

Its:	President